----------------------------------------------------- ------------------------
               ENTITY NAME                             STATE OF INCORPORATION
----------------------------------------------------- ------------------------

----------------------------------------------------- ------------------------
Atlas America, Inc.                                         Pennsylvania
----------------------------------------------------- ------------------------
AIC, Inc.                                                   Delaware
----------------------------------------------------- ------------------------
Anthem Securities, Inc.                                     Pennsylvania
----------------------------------------------------- ------------------------
Atlas Energy Corporation                                    Ohio
----------------------------------------------------- ------------------------
Atlas Energy Group, Inc.                                    Ohio
----------------------------------------------------- ------------------------
AED Investments, Inc.                                       Delaware
----------------------------------------------------- ------------------------
Atlas Resources, Inc.                                       Pennsylvania
----------------------------------------------------- ------------------------
ARD Investments, Inc.                                       Delaware
----------------------------------------------------- ------------------------
Pennsylvania Industrial Energy, Inc.                        Pennsylvania
----------------------------------------------------- ------------------------
Atlas Information Management, LLC                           Pennsylvania
----------------------------------------------------- ------------------------
Resource Energy, Inc.                                       Delaware
----------------------------------------------------- ------------------------
REI-NY, Inc.                                                Delaware
----------------------------------------------------- ------------------------
Resource Well Services, Inc.                                Delaware
----------------------------------------------------- ------------------------
Viking Resources Corporation                                Pennsylvania
----------------------------------------------------- ------------------------
RFI Holding Company, Inc.                                   Ohio
----------------------------------------------------- ------------------------
Viking Investments, Inc.                                    Delaware
----------------------------------------------------- ------------------------
Atlas Noble Corp.                                           Delaware
----------------------------------------------------- ------------------------
Atlas America Mid-Continent, Inc.                           Delaware
----------------------------------------------------- ------------------------
Atlas Pipeline Partners GP, LLC                             Delaware
----------------------------------------------------- ------------------------
Atlas Pipeline Partners, L.P.                               Delaware
----------------------------------------------------- ------------------------
APC Acquisition, LLC                                        Delaware
----------------------------------------------------- ------------------------
Atlas Pipeline Operating Partnership, L.P.                  Delaware
----------------------------------------------------- ------------------------
Atlas Pipeline New York, LLC                                Pennsylvania
----------------------------------------------------- ------------------------
Atlas Pipeline Ohio, LLC                                    Pennsylvania
----------------------------------------------------- ------------------------
Atlas Pipeline Pennsylvania, LLC                            Pennsylvania
----------------------------------------------------- ------------------------
Spectrum Field Services, LLC                                Delaware
----------------------------------------------------- ------------------------